SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2002

CorVu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-29299	41-1457090
(Commission File Number)	(IRS Employer
Identification No.)

3400 West 66th Street
Edina, Minnesota  55435
(Address of Principal Executive Offices and Zip Code)

(952) 944-7777
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9.                    Regulation FD Disclosure.

                On September 30, 2002, Justin M. MacIntosh, Chief Executive Officer, and David C. Carlson, Chief Financial Officer, of CorVu Corporation (the “Company”) each submitted correspondence to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certifying that:

                (1)           The Annual Report on Form 10-KSB for the year ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)           The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Limitation on Incorporation by Reference.

                Pursuant to general instruction B.2. of Form 8-K, the information in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVU CORPORATION

	By	/s/ Justin M. MacIntosh
Date: September 30, 2002		Justin M. MacIntosh
President and Chief Executive Officer